Prospectus Supplement

John Hancock Funds II (the Trust)

John Hancock 2025 Preservation Blend Portfolio

John Hancock 2030 Preservation Blend Portfolio

John Hancock 2035 Preservation Blend Portfolio

John Hancock 2040 Preservation Blend Portfolio

John Hancock 2045 Preservation Blend Portfolio

John Hancock 2050 Preservation Blend Portfolio

John Hancock 2055 Preservation Blend Portfolio

John Hancock 2060 Preservation Blend Portfolio

John Hancock 2065 Preservation Blend Portfolio

John Hancock Income Preservation Blend Portfolio (the Portfolios)

Supplement dated June 29, 2023 to the current Summary Prospectus of each of the Portfolios, as may be supplemented (the Summary Prospectus)

At its meeting held on June 27-29, 2023, the Trust’s Board of Trustees (the Board) approved the closing and liquidation of the Portfolios pursuant to a Plan of Liquidation approved by the Board. The Board determined that continuation of the Portfolios is not in the best interests of the Portfolios or their shareholders as a result of factors or events, including a large anticipated redemption from the Portfolios, adversely affecting the Portfolios’ ability to conduct their business and operations in an economically viable manner. The Portfolios will generally not accept orders to purchase shares of the Portfolios beginning on or about July 28, 2023, except at the Portfolios’ sole discretion; however, discretionary fee based advisory programs and/or certain retirement accounts that include the Portfolios as an investment option as of that date, may continue to make shares of the Portfolios available to new and existing accounts. As of the close of business on or about August 25, 2023 (the Liquidation Date), it is expected that there will not be any shareholders in the Portfolios, however, to the extent shareholders remain in the Portfolios, the Portfolios will distribute pro rata all of their assets to any remaining shareholders, all outstanding shares will be redeemed and cancelled, and the Portfolios will be liquidated as of the close of business on the Liquidation Date.

For more information, please call John Hancock Investment Management at 800-225-5291.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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